EXHIBIT 10A


        AMENDMENT NO. 2 TO CREDIT AGREEMENT, DATED AS OF AUGUST 23, 1996


                  This Amendment No. 2 (this "Amendment"), dated as of December 31, 1997, is made by and among ALLIED PRODUCTS CORPORATION, a Delaware corporation (the "Company"), the financial institutions party hereto (the "Banks"), and Bank of America National Trust and Savings Association (as successor by merger to Bank of America Illinois), as agent for the Banks (in such capacity, the "Agent"). Terms defined in the Credit Agreement shall have the same respective meanings when used herein and the provisions of Sections 13 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment.

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended by letter agreement dated November 27, 1997 (as in effect on the date hereof, the "Existing Credit Agreement" and as amended and modified by this Amendment, the "Credit Agreement");

                  WHEREAS, the Company has requested that the Banks and the Agent agree to amend and modify the Existing Credit Agreement as described herein; and

                  WHEREAS, the Banks and the Agent are willing to amend and modify the Existing Credit Agreement on the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which is hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

                  1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Existing
Credit Agreement is hereby amended as follows:

                  (a) Section 1.1.3 of the Existing Credit Agreement shall be amended by deleting each reference to $100,000,000 contained therein and replacing it with $125,000,000, and adding a new paragraph thereto which shall read in its entirety as follows:




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



                           "Notwithstanding anything contained in this Agreement
                  to the contrary, for a period of thirty (30) consecutive days during each fiscal year of the Company while this Agreement remains in effect, the aggregate outstanding principal amount of all Revolving Loans shall not exceed $60,000,000."

                  (b) Section 5.3 of the Existing Credit Agreement is amended by deleting the reference to $50,000,000 contained therein and replacing it with $75,000,000;

                  (c) Section 6.1 of the Existing Credit Agreement shall be amended by (i) inserting "(a)" at the beginning thereof and replacing the "." at the end thereof with "; and" and (ii) adding a new paragraph thereto which shall read in its entirety as follows:

                           "(b) On each  Commitment  Reduction  Date  set  forth
                  below (each called a "Commitment Reduction Date"), the aggregate Commitments of the Banks shall be automatically and permanently reduced, pro rata, in an amount sufficient to reduce the aggregate Commitments of the Banks to the principal amount set forth opposite such Commitment Reduction Date:

                  Commitment                            Maximum Commitments
                  Reduction Date

                  March 31, 1999                          $120,000,000
                  June 30, 1999                           $115,000,000
                  September 30, 1999                      $110,000,000
                  December 31, 1999                       $105,000,000
                  March 31, 2000                          $100,000,000

                  On any date that the aggregate unpaid principal amount of the Revolving Loans plus the aggregate Stated Amount of all Letters of Credit exceeds the aggregate Commitment of the Banks, the Company shall immediately repay the Revolving Loans in an amount equal to such excess."

                  (d) Section 10.5 of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

                           "SECTION  10.5 Net Worth.  Not  permit the  Company's
                  Consolidated Net Worth at any time to be less than (a) the Company's Consolidated Net Worth as of the Fiscal Quarter ended September 30, 1997, plus (b) fifty percent (50%) of the Company's positive consolidated net income for each Fiscal Quarter ended after September 30, 1997,



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                  less (c)  repurchases  by the Company of its capital  stock to the extent such repurchases do not exceed $30,000,000 in the aggregate, less (d) the amount of any cash dividends paid or declared in an amount not to exceed $7,500,000; provided that any deduction required by this clause (d) when aggregated with the amounts deducted pursuant to clause (c) of this Section 10.5, if any, shall not exceed $30,000,000."

                  (e) Section 10.8 of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

                           "SECTION 10.8 Minimum Debt  Coverage.  Not permit the
                  ratio of (a) the sum of (i) the accounts receivable of the Company and its Subsidiaries, plus (ii) the book value of inventory of the Company and its Subsidiaries (provided that the value of such inventory shall not exceed 150% of the net amount of accounts receivable under clause (i) above), plus
                  (iii) cash and cash equivalents (determined according to GAAP) of the Company and its Subsidiaries to (b) the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries, to be less than 1:1 during the Fiscal Quarter ended December 31, 1997 and during the fiscal years ended December 31, 1998 and 1999, and less than 1.5:1 thereafter."

                  (f) The definition of Margin set forth in Section 13 of the Existing Credit Agreement is amended by deleting the column with the heading "Rate per annum" in its entirety and replacing it with the following:

                           "Rate per annum

                            0.500%
                            0.625%
                            0.750%
                            1.000%
                            1.250%"

                  (g) The definition of Revolving  Termination Date set forth in
         Section 13 of the Existing Credit Agreement shall be deleted in its entirety and replaced with the following:

                           "Revolving Termination Date shall mean September 30,
                  2000."

                  (h) Exhibit A to the Existing Credit Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.



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                  (i) A new  sentence  shall be  added  at the end of the  final paragraph of Section 3.3 of the existing Credit Agreement and shall read in its entirety as follows:

                           "After giving effect to any Revolving Loan, there may
                  not be more than eight (8) different Interest Periods in effect for all Revolving Loans then outstanding."

                  2. Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Credit Agreement remains in full force and effect and the Company confirms that its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as if made on the date hereof, except where such representation, warranty, agreement or covenant speaks as of a specified date.

                  3. References in Other Documents. References to the Existing Credit Agreement in any other document shall be deemed to include a reference to the Credit Agreement, whether or not reference is made to this Amendment.

                  4. Representations. The Company hereby represents and warrants to the Banks and the Agent that:

                  (a) The execution, delivery and performance of this Amendment and the Restated Notes (as hereinafter defined) are within the Company's corporate authority, have been duly authorized by all necessary corporate action, have received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Certificate of Incorporation or By-laws of the Company or its Subsidiaries, or of any other agreement binding upon the Company or its Subsidiaries or their respective property;

                  (b) This Amendment and the Restated Notes constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its terms; and

                  (c) no Default has occurred and is continuing or will result from this Amendment or the Restated Notes.

                  5. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of each of the following, each appropriately completed and duly executed as required and otherwise in form and substance satisfactory to the Agent:



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                  (a) Certified  copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment and the Restated Notes;

                  (b) A certificate of the President or a VicePresident of the Company that all necessary consents or approvals with respect to this Amendment and the Restated Notes have been obtained;

                  (c) A certificate of the Secretary or Assistant Secretary of the Company, certifying the name(s) of the officer(s) of the Company authorized to sign this Amendment, the Restated Notes and the documents related hereto on behalf of the Company;

                  (d) Restated Revolving Notes, in the form attached hereto as Exhibit B, payable to the order of each Bank in principal amount equal to such Bank's aggregate Commitment;

                  (d) An opinion of Mark Standefer covering those matters set forth in clauses (a) and (b) of Section 4 and such other legal matters as the Agent or its counsel may request; and

                  (e) Such other instruments, agreements and documents as the Agent may reasonably request, in each case duly executed as required and otherwise in form and substance satisfactory to the Banks.

                  6.       Miscellaneous.

                  (a)  Section   headings   used  in  this   Amendment  are  for
convenience of reference only, and shall not affect the construction of this Amendment.

                  (b) This Amendment and any amendment hereof or supplement hereto may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

                  (c) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

                  (d) All obligations of the Company and rights of the Banks and the Agent, that are expressed herein, shall be in



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addition to and not in limitation to those provided by applicable law.

                  (e) Whenever possible, each provision of this Amendment and the Restated Notes shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment or the Restated Notes shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment or the Restated Notes.

                  (f) This Amendment and the Restated Notes shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and their respective successors and assigns.


                              *          *          *



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                  IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  the execution and delivery hereof by their respective representatives thereunto duly authorized as of the date first herein appearing.


                                          ALLIED PRODUCTS CORPORATION


                                          By:   /s/ Richard A. Drexler
                                          Name:     Richard A. Drexler
                                          Title:    Chairman, President & CEO



                                          BANK  OF  AMERICA  NATIONAL
                                          TRUST      AND      SAVINGS
                                          ASSOCIATION  (as  successor
                                          by   merger   to   Bank  of
                                          America Illinois), as Agent


                                          By:    /s/ David A. Johanson
                                          Name:      David A. Johanson
                                          Title:     Vice President



                                          BANK  OF  AMERICA  NATIONAL
                                          TRUST      AND      SAVINGS
                                          ASSOCIATION  (as  successor
                                          by   merger   to   Bank  of
                                          America  Illinois),  in its
                                          individual corporate capacity


                                          By:     /s/ Rob Ritter
                                          Name:       Rob Ritter
                                          Title:      Vice President



                                          LASALLE NATIONAL BANK


                                          By:    /s/ Robert M. Swanson
                                          Name:      Robert M. Swanson
                                          Title:     First Vice President



                                                                                EXHIBIT A

                                                                     COMMITMENT LIMITS AND PERCENTAGES


                                              Column I:            Column II:              Column III:           Column IV:

                                              Amount of            Amount of Letter        Total Amount of
Name of Bank                                  Revolving Loan       of Credit               Commitments           Percentage
                                              Commitment           Commitment

BANK OF AMERICA                               $ 87,500,000         $14,000,000             $87,500,000              70%
ILLINOIS

LASALLE NATIONAL BANK                         $ 37,500,000         $ 6,000,000             $37,500,000              30%
                                               -----------          ----------              ----------              --

                               TOTALS         $125,000,000         $20,000,000            $125,000,000             100%



                                    EXHIBIT B

                                     FORM OF
                             RESTATED REVOLVING NOTE


$ __________________                                          December __, 1997
                                                              Chicago, Illinois


         On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of __________________ at the principal office of __________________________ (the "Bank"), in Chicago, Illinois _______________
Dollars ($_______) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.

         This Restated  Revolving  Note is issued in  replacement of a Revolving
Note issued pursuant to the Credit Agreement. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                                ALLIED PRODUCTS CORPORATION



                                                By: ___________________________
                                                Title: ________________________

Schedule Attached to Restated Revolving Note dated December 31, 1997 of THE COMPANY payable to the order of

Date and Amount    Date and Amount
of Revolving       of Repayment or
Loan or of         of Conversion
Conversion from    into another                  Unpaid         Notation Made
another type of    type of           Interest    Principal      by
Revolving Loan     Revolving Loan    Period      Balance


                             1. FLOATING RATE LOANS

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                               2. EURODOLLAR LOANS

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



                             RESTATED REVOLVING NOTE


$ 87,500,000                                                 December 31, 1997
                                                             Chicago, Illinois


         On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of Bank of America National Trust and Savings Association (the "Bank"), at its office located at 231 South LaSalle Street, Chicago, Illinois, Eighty-Seven Million Five Hundred Thousand Dollars ($87,500,000) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.





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         This Restated  Revolving  Note is issued in  replacement of a Revolving
Note issued pursuant to the Credit Agreement. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                            ALLIED PRODUCTS CORPORATION



                                            By: ___________________________
                                            Title: ________________________

Schedule Attached to Restated Revolving Note dated December 31, 1997 of THE COMPANY payable to the order of Bank of America National Trust and Savings Association

Date and Amount    Date and Amount
of Revolving       of Repayment or
Loan or of         of Conversion
Conversion from    into another                   Unpaid         Notation Made
another type of    type of           Interest     Principal      by
Revolving Loan     Revolving Loan    Period       Balance


                             1. FLOATING RATE LOANS

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                               2. EURODOLLAR LOANS

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



                                              RESTATED REVOLVING NOTE


$ 37,500,000                                                December 31, 1997
                                                            Chicago, Illinois


         On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of LaSalle National Bank (the "Bank"), at its offices located at 120 South LaSalle Street, Chicago, Illinois 60603, Thirty-Seven Million Five Hundred Thousand Dollars ($37,500,000) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.

         This Restated  Revolving  Note is issued in  replacement of a Revolving
Note issued pursuant to the Credit Agreement. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                                 ALLIED PRODUCTS CORPORATION



                                                 By: ___________________________
                                                 Title: ________________________

Schedule Attached to Restated Revolving Note dated December 31, 1997 of THE COMPANY payable to the order of LaSalle national Bank

Date and Amount      Date and Amount
of Revolving         of Repayment or
Loan or of           of Conversion
Conversion from      into another                  Unpaid        Notation Made
another type of      type of            Interest   Principal     by
Revolving Loan       Revolving Loan     Period     Balance


                             1. FLOATING RATE LOANS

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                               2. EURODOLLAR LOANS

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